
ANALYST DAY
September 9, 2021
READ MANUAL
BEFORE USE
byrna SD
SAFE
FIRE
byrna
Technologies Inc.
LIVE SAFE

# SAFE HARBOR STATEMENT

### Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this presentation and other written reports and oral statements made from time to time by us may contain forward-looking statements. All statements, other than statements of historical fact, included herein that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "estimate", "plan", "anticipate", "expect", "imply", "intend", "believe", "project", "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward looking statements expressed or implied in this presentation include our growth, hiring and retention plans, production, sales and market expectations including final financial results for Q3, the full year and future periods, our models, margin projections and targets, timing and success of new product introductions and expansion of distribution channels and customer base. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements.

Although the Company has attempted to identify important factors (including in the Risk Factors referenced below) that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements expressed or implied in this presentation. Risks that could cause actual results to differ from those anticipated include disruption to production or the supply chain due to the ongoing pandemic, particularly new strains or otherwise that could disrupt product development or introduction, our production or distribution or those of our suppliers and negatively impact prices, production, profit and revenues, our successful transition to managing production and sales of multiple products, our successful execution of plans to enter into new and potentially higher volume distribution channels, market response to our existing and new products, and our competitors' introduction of new products or execution of competing marketing strategies. In addition, even if Company results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

You should review "Risk Factors" contained in our Annual Report on Form 10-K for the year ended November 30, 2020, our Quarterly Report on Form 10-Q for the quarter ended May 31, 2021, and our other reports filed with the Securities and Exchange Commission for more information about these and other risks. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company's business, cash flows, financial condition and results of operations. Important factors and risks that could cause actual results to differ materially from those in the forward-looking statements include, among others: risks related to Byrna's limited operating history on which the business can be evaluated; risks related to Byrna's history of operating losses; risks related to Byrna's potential need for additional capital in the future to support operations and growth plans; risks related to whether Byrna can successfully implement its business plan for the sale of the Byrna HD; risk that revenue growth could be slower than expected and that the business, operating results and financial condition could be adversely affected; risks related to Byrna depending on the sale of the Byrna HD and on maintaining and strengthening the Byrna brand; risks related to Byrna depending on third-party suppliers including sole source providers for certain components and for chemical irritant projectiles; risks related to Byrna being subject to extensive regulation, non-compliance with which could result in fines, penalties and other costs and liabilities; risks related to the potential delivery of products with defects, which may make Byrna subject to product recalls or negative publicity, harm credibility, reduce market acceptance of Byrna products, and exposure the Company to liability; risks related to potential product liability lawsuits and other litigation against Byrna which could cause Byrna to incur substantial liabilities and to limit commercialization of any products that may be developed in the future; risks related to the markets for security products and defense technology, which are in a state of technological change which could have a material adverse impact on Byrna's business, financial condition and results of operations; risks related to macroeconomics, such as general economic conditions and epidemic and pandemic diseases (including the COVID-19 pandemic), could have a material adverse effect on Byrna's business, financial condition, results of operations, cash flows, and ability to comply with regulatory requirements; risks related to Byrna's performance being influenced by a variety of economic, social, and political factors; risks related to whether Byrna is able to protect its intellectual property, which may cause it to lose a competitive advantage or incur substantial litigation costs to protect its rights; risks related to Byrna's trading market being limited, and the trading market for its common stock may not develop or be sustained; risks related to Byrna's stock price, which may be volatile or may decline, including due to factors beyond Byrna's control.

### Non-GAAP Financial Measures

In an effort to provide additional and useful information regarding Byrna's financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented include non-GAAP information. A reconciliation of that information to GAAP and other related information is available in the supplemental material attached as an appendix to this presentation. These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding GAAP measures.

### Industry and Market Data

In this presentation, Byrna relies on and refers to information and statistics regarding Byrna and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

# BRYAN GANZ, CEO

## EXECUTIVE TEAM



M&A
Michael Wager
Chief Strategy Officer
Bryan Ganz
CEO / President
Legal
Lisa Wager
Chief Legal Officer
Susan Gioia
Executive Assistant
ADMIN
Victor Eng
Chief of Staff
FINANCE
David North
Chief Financial Officer
OPERATIONS
Michael Gillespie
Chief Operating Officer
MARKETING &SALES
Luan Pham
Chief Marketing Officer
SALES
OPEN
Sales Director
CTO
Andre Buys
Chief Technology Officer
Staff Position
East Coast
Fort Wayne
LV / TX
South Africa

# THE BYRNA MISSION

To provide civilians and law enforcement professionals with a safe and effective alternative to lethal firearms that will enable them to safely and effectively protect themselves, their family and their community.

**LIVE SAFE!**

# EXPANDED MANAGEMENT TEAM TO SUPPORT GROWTH



**Bryan Ganz**
CEO, President & Chairman
30+ years experience



**Mike Gillespie**
Chief Operating Officer
30+ years experience



**David North**
Chief Financial Officer
30+ years experience



**Luan Pham**
Chief Marketing & Revenue Officer
25+ years experience



**Lisa Wager**
Chief Legal Officer & General Counsel
20+ years experience



**Michael Wager**
Chief Strategy Officer
30+ years experience



**André Buys**
Chief Technology Officer
15+ years experience



**Sandra Driscoll**
Chief People Officer
20+ years experience



**David Schultz**
Chief Supply Chain Officer
20+ years experience



**Victor Eng**
Chief of Staff
15+ years experience

From **10** employees in Jan 2019 to **175** in June 2021

# SELF-DEFENSE HAS A NEW HERO



**I have to say,** after last night I absolutely love my Byrna HD Grey. I was at the local Walmart in Newport, Oregon, buying a few items for our family. Luckily I was alone and they were safe at home. I noticed a man glaring at me from across the way as I pulled into a parking spot. I calmly masked up and went into the store. After entering, I kept an eye over my shoulder and noticed him following me.

I gathered my items and proceeded to the checkout lane. He was three people behind me. Once I checked out, I noticed that he put all his items down, exited the line, and followed me out of the store. When I got to my car I popped my trunk and unlocked the doors. I placed the cart by the trunk and walked around to the driver's side so I'd be facing my would-be attacker. As he approached, he did not know I had my Byrna on me. I lifted my shirt, placed my hand on it, and asked if he needed help. "I noticed you following me," I said. I also noticed he had a knife in his left hand. I drew my Byrna and asked again, "Can I help you, Sir?" He saw my Byrna and withdrew. I placed my items in the trunk while holding my Byrna, got in, and drove off. Then I called the Newport police to report the incident in detail. They thanked me for being safe and told me the Byrna saved my life. Later he was arrested at the Fred Meyers store for assaulting and stealing a wallet from another man. I cannot thank Byrna enough for the tools to live safe and be prepared.

**THE BYRNA HD is my favorite Every-Day-Carry item.**

# SANDRA DRISCOLL, CPO

## HUMAN RESOURCES


Sandie Driscoll
Chief People Officer
PAYROLL
Jackie Gala
Payroll Manager
FW HR
Sami Fields
HR Coordinator
SA HR
Sorita Steenkamp
HR Administrator
East Coast
Fort Wayne
LV / TX
South Africa

# PEOPLE

# HIRING PHILOSOPHY

**FOCUS:** Attract and retain the top 5%

*Our brand attracts employees that are passionate about our mission and products. This allows us to have a selective talent pool.*

**KEY GROWTH AREAS:**
- Operational
- Manufacturing

**WHAT WE LOOK FOR WHEN HIRING:**
- Experience
- Knowledge
- Aptitude
- Diversity
- PASSION

*= Create a deep & strong bench prepared for growth*

# KEY FUNCTIONAL HIRES

## In the Last 12 Months

**C-LEVEL**
- CMRO: Luan Pham
- COO: Michael Gillespie

**OPERATIONS**
- SR. SUPPLY CHAIN MANAGER
- BUSINESS UNIT FINANCIAL MANAGER (SA)
- CONTROLLER AND ASST. CONTROLLER
- PROJECT MANAGERS
- QUALITY CONTROL

**SALES AND MARKETING**
- CREATIVE DIRECTOR
- DIRECTOR OF E-COMMERCE, DIGITAL
- MULTI-MEDIA MANAGER/PRODUCER

**R&D**
- Enginieering Team Expansion

# KEY FUNCTIONAL HIRES

## In the Last 12 Months

**MANUFACTURING**

- QUALITY CONTROL US & SA

**CUSTOMER SERVICE**

- CUSTOMER SERVICE MANAGER

**LAW ENFORCEMENT**

- DIRECTOR OF LAW ENFORCEMENT AND PUBLIC SAFETY
- TRAINING COORDINATORS

**IT/COMPLIANCE**

- IT DIRECTOR

# HOW DO WE ATTRACT AND RETAIN THE TOP 5%?

**BUILDING THE CULTURE AND INVESTING IN OUR FUTURE**

- Employees share a mission
- Rewarding work environment
- Focus on quality over quantity
- Opportunity for career growth
- Cross-functional training
- Competitive compensation and incentive plans

# DAVID NORTH, CFO

# FINANCE


David North
Chief Financial Officer
FINANCIAL STATEMENT PREP
Clara Quaglietta
Corporate Controller
COSTING
Jim Dunfey
Principal Acct / Cost Acct
SA FINANCE
James Grove
Financial Controller
Thomas DeZenzo
Asst
Corp Controller
Allyson Lanza
Sr. Staff
Accountant
OPEN
Staff Accountant
OPEN
Staff Accountant
Helouise Prinsloo
Accountant
Anene de Waal
Accountant
East Coast
Fort Wayne
LV / TX
South Africa

# FINANCIALS

# Q3 REVENUES // Sales by Market Channel

Q3 Preliminary Sales - $8.7 million / $9.0 million (non-GAAP) adjusted

| | GAAP (000) | Adjusted* (000) | |
|---|---|---|---|
| Website | $ 5,667 | $ 5,947 | 66.2% |
| Dealer/Distributor | 1,250 | 1,250 | 13.9% |
| International | 1,564 | 1,564 | 17.4% |
| Law Enforcement & Private Security | 153 | 153 | 1.7% |
| Amazon | 49 | 49 | 0.5% |
| Schools | 20 | 20 | 0.2% |
| | $ 8,703 | $ 8,983 | |

*Before $280K correction for prior periods

# Q3 REVENUES // Sales by Product Type

Q3 Preliminary Sales - $8.7 million / $9.0 million (non-GAAP) adjusted

| | | | |
|---|---|---|---|
| Byrna HD Launchers & Kits | $ | 5,985 | 66.6% |
| Accessories | | 1,407 | 15.7% |
| Ammo | | 936 | 10.4% |
| Mission 4 Shoulder Fired Launcher | | 305 | 3.4% |
| Byrna Banshee | | 107 | 1.2% |
| Byrna SD Launchers & Kits | | 51 | 0.6% |
| Byrna Shield (Ballistipax) | | 41 | 0.5% |
| Other | | 151 | 1.7% |
| | $ | 8,983 | |

# COMPELLING GROWTH PROFILE

## Annual Revenue

*($ in millions)*



$40 - $42
147%
y/y growth
(at the midpoint)
$16.6
$0.9
FY19
FY20
FY21
Guidance

## Growth Strategy

- New Products
- New Channels
- New Markets
- Leverage the Byrna brand
- Strategic Acquisitions

# LONG-TERM TARGET MODEL

| | FY20 | 1H FY21 | FY21 | Target Model |
|---|---|---|---|---|
| Gross Margin | 45.3% | 55.2% | 53 – 56% | 60% - 65% |
| Adj. EBITDA Margin | N.M. | 16.8% | | 30% - 35% |

Note: Byrna's fiscal year ends November 30th. Byrna's first half year periods end May 31st. See appendix for a reconciliation of GAAP comprehensive income to adjusted EBITDA and definition of adjusted EBITDA.

# LUAN PHAM, CMRO

byrna

## MARKETING


Luan Pham
Chief Marketing Officer
CREATIVE
Lou Flores
Creative Director
DIGITAL / E-COMMERCE
Brendan Stevens
Director, Digital / E-Commerce
RETAIL
TRADESHOWS / CONVENTIONS
PUBLIC RELATIONS
OPEN
MULTI-MEDIA / PRODUCTION
Brenda Yahm
MM Mgr/Producer
Creative
Reginald Houghton
Marketing Coordinator
Website Management
Outsourced: Chase
Las Vegas Retail
OPEN
Juwan Major
Admin / Office Mgr
Social Media
Influencers
East Coast
Fort Wayne
LV / TX
South Africa

# SALES & MARKETING

# Q3: TRANSFORMATIVE

Game-changing Product Introductions + New Markets + New Sales Channels


Banshee Personal Safety Alarm
byrna
Byrna Shield
Ballistic Backpack
SD Launcher
Eco-Kinetic Projectiles
Mission-4 Launcher

# NEW PRODUCTS

# BANSHEE

## Personal Safety Alarm

- » Entry-level price point product
- » Allows Byrna to freely advertise
- » Introduces the Byrna brand to a new customer demographic
- » Byrna's first forward-facing product (attaches to backpacks, purses, etc)

# 2,000+ UNITS SOLD IN FIRST 36 HOURS


byrna
byrna.com
byrna
BANSHEE Personal Safety Alarm
byrna

Launch date: 07.22


byrna
byrna.com

# ECO-KINETIC

## Training Projectiles

» The only eco-friendly training ammunition
» Cost-efficient at .25 cents per round
» Convenient cleanup: rinse off or let Mother Nature take its course

# NEARLY 1,000,000 ROUNDS ORDERED


byrna
Live Safe
ECO-KINETIC
PROJECTILES
LESS LETHAL PRODUCTS

Launch date: 08.01

# MISSION-4

High-Capacity Rifle

- Expands Byrna's portfolio for Law Enforcement and Private Security
- Identifies our most most-engaged customers willing to pay the MSRP: $899.00
- Accelerates the "razor + razor blade" model

**BYRNA SOLD 4X SINCE LAUNCH THAN MISSION LESS LETHAL SOLD IN ALL OF 2020**



Launch date: 08.13

# SHIELD

## Ballistic Backpack

» Quick-Draw patent-technology
» Front and back bullet-resistant protection with first-aid kit + front Molle System to conceal a Byrna Launcher
» Robust offering Byrna Learn Safe school initiative
» DEA among first customers

## OVER 100 UNITS SOLD IN FIRST WEEK


Launch date: 08.20



# SD LAUNCHER

Level Up.

- » Next generation launcher
- » $40 increase in MSRP
- » Higher gross margin than HD Launcher
- » Initially offered on Amazon...

**20% OF INVENTORY SOLD IN FIRST WEEK**

**AMAZON INCREASED ALLOCATION BY 3X**



Launch date: 08.26

# SALES CHANNELS

DTC | Brick & Mortar | Large End-User

# BYRNA.COM

| AVERAGE DAILY SESSIONS | BYRNA NATION EMAIL SUBS |
| --- | --- |
| » FEB 2021: 7,697 | » FEB 2021: ~33,000 |
| » AUG 2021: 18,692 | » AUG 2021: ~155,000 |
| » +143% GROWTH | » +370% GROWTH |

# BYRNA.COM

## Pedal to the metal...increasing site sessions, conversion rate, list health

- » Influencer marketing
- » Custom content creation
- » Email marketing campaign blitz
- » Byrna Nation database growth initiatives
- » Mainstream Advertising Strategy: ByrnaSelfDefense.com
- » Deeper bench: Social Media Producer + additional hires


LOUDWIRE
LETHAL
LIMP BIZKIT'S DJ LETHAL SUPPORTS USE OF NON-LETHAL GUNS FOR SELF-DEFENSE


SMKW


WDRB
NEWS
JOEL SCHIPPER



BYRNA IS CHANGING YOUR LUCK THIS FRIDAY THE 13th.
13%
OFF MSRP ON ALL PURCHASES AT BYRNA.COM
USE PROMO CODE LUCKY13 AT CHECKOUT.
YOUR GOOD FORTUNE RUNS OUT AT MIDNIGHT, AUG 15
*Not applicable to bundles. Cannot be applied with other promo codes and Mission 4
NON-LETHAL SELF-DEFENSE ISN'T ONLY FOR YOURSELF.
It's never been easier to share the confidence and security of non-lethal self-defense with friends and family.
PAY IT FORWARD
$50 OFF ANY $450 PURCHASE
$40 OFF ANY $350 PURCHASE
$30 OFF ANY $250 PURCHASE
USE PROMO CODE PAYITFORWARD AT CHECKOUT.
BYRNA'S NEW ENVIRONMENTALLY-FRIENDLY ECO-KINETIC PROJECTILE IS A GAME CHANGER.
At roughly 25 cents per round, your trigger finger, wallet, and the planet, will thank you.
VI
TECHNOLOGY
MAKE YOUR MARK WITHOUT LEAVING A TRACE.
byrna
LEVEL UP.
Introducing the New Byrna SD. Self-Defense has a New Hero.
See products
PROTECT YOUR CASTLE
And Everyone and Everything in it that's Important.
WANDER CONFIDENTLY
The Byrna SD always has your Back.

# BYRNASELFDEFENSE.COM

- Capability to advertise more freely
- Leverage Shopify's enhance payment functionality
- Build customer database

amazon

- 90 Million Daily Visitors
- Represents 54% of online commerce
- FBA (Fulfillment by Amazon)—eligible for Prime status
- 15% Amazon fee, comparable to byrna.com marketing budget
- Sales momentum will grow over time as Byrna benefits from Amazon's sales algorhythm

amazon

# DIFFERENTIATED PRODUCT PAGE POWERED BY PREMIUM CONTENT


amazon
Fitness gear and free live workouts
Byrna SD [Self Defense] Pepper Ultimate Bundle - Pepper Spray, Non Lethal, Less Lethal Pepper Launcher, Home Defense, Personal Defense | Proudly Assembled in The USA
$429.00
In Stock.
Add to Cart
Buy Now


byrna
THE UN-GUN
Designed to Defend Lives, Not Take Them.
EACH BYRNA SD KIT CONTAINS:

# amazon BYRNA STOREFRONT PROMOTES THE "LIVE SAFE" LIFESTYLE


WANDER CONFIDENTLY The Byrna SD always has your Back.
RECREATIONAL FUN is Part of The Byrna Ownership Experience
TRAIN FROM THE CONVENIENCE OF YOUR OWN BACKYARD
There's No Need to Travel to a Range.


TRAIN FROM THE CONVENIENCE OF YOUR OWN BACKYARD
There's No Need to Travel to a Range.
ZERO RECOIL
The Byrna SD's User-Friendly Design Promotes Safety for the Entire Family.
DESIGNED TO DEFEND LIVES NOT TAKE THEM

# DEALER CHANNEL

## Advantages of Brick & Mortar

- » New customer acquisition via trusted brick and mortar locations
- » Building brand awareness
- » Drive traffic to byrna.com
- » **Q3 2020: $439k vs. Q3 2021: $1.25M | +185%**

# STRATEGIC PARTNERSHIPS

Growth by association...

BI-MART
Northwest Grown... Employee Owned!

OPTICS PLANET.COM 20 YEARS OF GEAR

CAMPSAVER

FRONTIER JUSTICE
FAITH · FAMILY · FREEDOM

C-A-L RANCH STORES

BIG R STORES

EXCHANGE
ARMY & AIR FORCE EXCHANGE SERVICE

LIPSEY'S

DAVIDSON'S

# INTERNATIONAL

## Developing Global Demand

» Establishment of EU Distribution Center
» Eliminates tedious import/export regulations
» Country Count: 50
**» Q3 2020: $510K vs. Q3 2021: $1.56M | +307%**



# LARGE END-USER

## LAW ENFORCEMENT + PRIVATE SECURITY + SCHOOLS

» Q3 2020: $57k vs. Q3 2021: $172k | +201%

EXPANSION OF LIFESTYLE OFFERINGS

# MEN'S & WOMEN'S FUNCTIONAL APPAREL

# MIKE GILLESPIE, COO

## OPERATIONS



Michael Gillespie
Chief Operating Officer
PRODUCT MGMT
HR
Sandie Driscoll
Chief People Officer
SUPPLY CHAIN
David Schultz
Chief Supply Officer
FW PROD/DIST
Sean Bratten
Production Director
SA PROD/DIST
Willie Theron
COO, South Africa
MISSION
Kyle Rosen
Product Manager
BACKPACKS
Troy Main
Product Manager
East Coast
Fort Wayne
LV / TX
South Africa

## OPERATIONS: SOUTH AFRICA



Willie Theron
COO, South Africa
FINANCE
James Grove
Business Unit
Financial Manager
HEALTH & SAFETY / HR
Sorita Steenkamp
SHE Officer / HR
PRODUCTION
Jaco Nieman
Production Director / Designer
QUALITY
Ockie Nagel
Quality Assurance Mgr.
Helouise Prinsloo
Accountant
Anene de Waal
Accountant
East Coast
Fort Wayne
LV / TX
South Africa

# OPERATIONS

# OPERATIONS

## Primary Function

To Support Sales by Ensuring a Steady and Predicable Supply of Product

# OPERATIONS

- Quality & Reliability are Paramount
- Assurance of Supply
- High-Performance Product Design
- Operational Excellence & Efficiency

Yields – Cycle Times - Costs

# OPERATIONS



HR



Supply Chain



Byrna's Ope Leaders and Lieutenants a ssionate Group Dedicated to these Principles



Assembly

R&D

Product Mgmt







# OPERATIONS

## Chief Operating Officer - Mike Gillespie

- B.Sc. Electrical Engineering (1989 UC San Diego)
- 30+ Years in Technology / Sales / General Management

  Managing Director - Linear Technology Corp.
  Worldwide Assembly Operations – Penang, Malaysia (2k Emp / $1B Revenue)

  General Manager
  Wafer Fab Operations – Camas, Washington (300 Emp / $1.2B Revenue)

  Director of Sales
  USA / Canada – Silicon Valley / Portland, Oregon (30 Emp / $100M Ann. Sales)

  + Design, Product Eng, Process Eng, Product Marketing, Field Applications

# OPERATIONS

## Manufacturing

Ft. Wayne, IN

Pretoria, SA

---

## Human Resources

---

## Supply Chain

---

## Research & Development

# OPERATIONS

## Built For Growth

## Manufacturing
Ft. Wayne, IN

<u>Facility</u>

- 16,500 $ft^2$ - Expandable to ~25,000 $ft^2$
- 5,000 $ft^2$ (Production) – Expandable to 12,500 $ft^2$

<u>Staffing</u>

53 Total (~63% Production)

<u>Trends:</u> * Increase Assembly Staff to Support Growth of New Products
* Transfer select Pkg/Kitting Tasks to SA (Favorable Labor Costs)
* Prepared to Move Quickly to React to Surges in Demand

<u>Shift Structure</u>

- 8 Hr x 5 Day - Expandable to 24 Hr x 7 Day (+320%)






# OPERATIONS

## Manufacturing
Ft. Wayne, IN





### Capabilities

- Precision IQA for improved Quality & Reliability (cd ~2um)
- Enhanced Tooling Assembly results in high first-pass Yield (~95%)
- Tight R&D Coordinated NPI ensures First-to-Market advantage
- Optimized Pack/Ship system delivers up to 1,000 DTC ships/shift
- World-Class Customer Service dept results in high customer satisfaction
- On-site machine-shop allows for quick-turn repairs and fixture improvements



### Capacities

- 400 HD/SD Launchers/shift
- 400 Longrifle Launchers/shift

} ~8K/week ~400K/yr



# OPERATIONS

## Manufacturing
Pretoria, SA

### Facility

- 8,500 $ft^2$ - Expandable to ~15,000 $ft^2$
- 4,100 $ft^2$ (Production)

### Staffing

70 Total (~83% Production)

Trends: * Cross-Training: Production Flexibility, Coverage & Satisfaction
* Incentive Program Implemented resulting in <3% Turnover
* Prepared to Move Quickly to React to Surges in Demand

### Shift Structure

- 8 Hr x 5 Day - Expandable to 24 Hr x 7 Day (+320%)







# OPERATIONS

## Manufacturing

Pretoria, SA

<u>Capabilities</u>

- Manufacturing expertise with Launchers, Magazines, and Projectiles
- Precision Production Jigs resulting in high first-pass Yield (~90%)
- Strong Relationships w/ Local Mfg Vendors for New Product Development
- Cross-national capability for global regulatory compliance
- Projectile Packaging and Labeling – up to 100K rounds per day
- Local R&D Team ensures seamless handoff of new product designs

<u>Capacities</u>

- 400 Launchers/shift 8K/week ~400K/yr
- 1,800 Magazines/shift 37K/week ~1.8M/yr







# OPERATIONS

## Manufacturing

### FY22 Initiatives:

- Ensure Mirrored Capabilities for Key Products and Services at Ft Wayne and SA
- Fully Automate Manufacturing Inventory Control, In-line Quality, and Reporting Processes
- Develop Capabilities to perform Payload Projectile Manufacturing In-House
- Secure Qualified Second-Source Vendors for 100% of Custom Components (Currently @ 80%+)
- Implement MRP through SAP for Manufacturing Facilities

# ANDRE BUYS, CTO

## RESEARCH & PRODUCT DEVELOPMENT



Andre Buys
Chief Technology Officer / CEO SA
RESEARCH & DEVELOPMENT
Jonathan Green
R&D Director
ENGINEERING / DRAFTING
INDUSTRIALIZATION / PROJECT MGMT / COMM
Matt Cole
Project & Configuration Mgmt
Joco Neiman
Production Director / Designer
Tim Wojtal
Sr. Engineer Consultant
Colin Kennedy
Mechanical Engineer
Christopher Coburn
Mechanical Engineer
East Coast
Fort Wayne
LV / TX
South Africa

# RESEARCH & DEVELOPMENT

# DRIVING INNOVATION & BRAND DISTINCTION

- Entrepreneurial spirit
- Passion to Innovate
- Engineering Excellence
- Save Lives


rna

# SUCCESSFUL PRODUCT LAUNCHES

- Byrna HD
- Byrna Boost
- Byrna HD XL
- Byrna SD
- Level 1 & 2 holsters
- Projectiles
- Magazines
- Byrna Banshee, Ballistapax, Mission Launchers



# BYRNA SD

- Re-Engineered Receiver
  - Honeycomb grip
  - Low profile safety lever
  - Flush mount magazine
- Straight trigger – improved trigger feel and control
- White dot sights, optional fiber optics



# BYRNA LE – NEXT GENERATION



- 325+ fps
- Fiber optic sights for easy target acquisition
- 7 - round magazine
- Regulator for cold weather performance
- Efficiency – more shots from an 8 -gram $CO_2$
- Redesigned trigger feel

# ACCESSORIES

- Holsters
- 7 round magazine
- Red dot sights





# BYRNA TCR – COMPACT, TACTICAL

- 12 round Magazine, with 7 round backup
- Convenience of readily available 12g $CO_2$
- 300+ FPS
- Pop up sights
- Top Rail for Red dot sight


byrna | TCR

# BYRNA MISSION 4 – HIGH CAPACITY

- 50 – 60 rounds per 88g $CO_2$
- 325 average FPS
- Pop up sights
- Top Rail for optics
- Under 32" long
- Opens new markets:
  SWAT teams, law enforcement, security, military



# BYRNA MLR –FULL RANGE PERFORMANCE

## FOR LAW ENFORCEMENT ONLY

- 200 shots per fill
- Patented air feed system
- 325+ FPS
- Fully automatic rapid fire


LESS LETHAL

# PAYLOAD PROJECTILE DEVELOPMENT

- Increased accuracy in Production
- Increased performance
  - Projectiles form a better seal with the barrel
  - Stronger and more uniform break pattern
  - Shot capacity and speed
- Improved Manufacturability
  - Quality, throughput, supply



# ECO-KINETIC

Cost Effective, water-soluble training round




byrna
ECO-KINETIC
PROJECTILES
LESS LETHAL PRODUCTS
byrna
ECO-KINETIC
PROJECTILES
LESS LETHAL PRODUCTS
ECO-KINETIC

# REVOLUTIONARY: PATENTED HELIX PROJECTILE

- Greatly increased range, accuracy and payload



# PUMP ACTION LAUNCHER

- 325+ fps
- Utilizes helix projectile



# EFFECTIVE RANGE: 265 FT.



# BYRNA PE – SIZE COMPARISON WITH THE ALREADY COMPACT BYRNA LE



byrna PE

# BYRNA PE – THE REVOLUTION

- 350 - 400 fps
- Fiber optic sights
- 6 -12 round magazine
- Regulated for cold weather performance
- High Efficiency – 25+ shots from a 8 gram $CO_2$
- A revolution in terms of

Accuracy and range and small form

Factor.


byrna PE

# 12 GAUGE ROUND

- 350 - 450 fps
- Utilizes traditional 12-gauge shotgun
  - Enormous installed user base
- Safer than current less lethal 12-gauge rounds

